                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): September 20, 2006

                            GLOBALOPTIONS GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

           NEVADA                      333-117495                73-1703260
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

     75 Rockefeller Plaza, 27th Floor
            New York, New York                                         10019
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 (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 20, 2006, GlobalOptions Group, Inc., a Nevada corporation
("GlobalOptions") and LocatePlus Acquisition Corporation, a Delaware
corporation and a wholly-owned subsidiary of GlobalOptions ("Merger Sub")
entered into an Agreement and Plan of Reorganization (the "Merger Agreement")
with LocatePlus Holdings Corporation, a Delaware corporation ("LocatePlus").
Under the Merger Agreement, the Merger Sub will merge with and into LocatePlus, and LocatePlus will survive as a wholly-owned subsidiary of GlobalOptions (the
"Merger"). To effectuate the Merger, GlobalOptions will issue shares of its common stock ("Global Exchange Shares") in exchange for shares of LocatePlus common stock and certain options and warrants ("LocatePlus Exchange Shares" ).

         Each holder of LocatePlus Exchange Shares shall have the right to receive Global Exchange Shares equal to the number of LocatePlus Exchange Shares owned by that holder equal to the Exchange Ratio, as determined below, rounded to the nearest whole Global Exchange Share.

         The number of Initial Global Exchange Shares shall be 7,003,371 Shares
(the "Initial Global Exchange Shares"), based upon the median of the closing trade price per share of Global common stock in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated for the 60
trading days immediately preceding the date of this Agreement ($2.05), The total equity consideration is Fourteen Million Three Hundred Fifty-Six Thousand Nine
Hundred and Eleven Dollars ($14,356,911), plus the assumption of non-qualified warrants, as more fully described in the Merger Agreement. The number of Initial
Global Exchange Shares may be subject to adjustment on the effective date of the
Merger (the "Effective Date") to a different number as follows: The parties shall first determine the fair market value per share (the "Global FMV") of the common stock of Global immediately prior to the Effective Date. The Global FMV shall equal the average of the closing trade price per share of Global common stock in the domestic over the counter market as reported by the National
Quotation Bureau Incorporated, in each such case averaged over a period of 60 trading days immediately prior to the Effective Date.

                  (i) If the Global FMV is greater than or equal to $1.64 or less than or equal to $2.46, then the number of Global Exchange Shares shall not be adjusted but shall be the Initial Global Exchange Shares set forth above. (7,003,371);

                  (ii) If the Global FMV is greater than $2.46, then the number of Global Exchange Shares shall be equal to $ 2.46 x 7,003,371 =
         $17,228,293, divided by the Global FMV.

                  (iii) If the Global FMV is less than $1.64, then the number of
         Global Exchange Shares shall be equal to $ $1.64 x 7,003,371 =
         $11,485,528, divided by the Global FMV.

         The Exchange Ratio, to be used in determining the number of shares of
Global common stock to be issued to holders of LocatePlus common stock
(including Qualified Options and Warrants as defined in the Merger Agreement)
shall equal (i) the number of Global Exchange Shares, as determined above, divided by (ii) the number of LocatePlus Exchange Shares.

         GlobalOptions and LocatePlus have made customary reciprocal representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) not to solicit proposals relating to alternative business combination transactions and (ii) to cause stockholder meetings to be held to consider approval of the Merger and (in the case of GlobalOptions) to approve amendments to the certificate of incorporation to increase the authorized number of shares of GlobalOptions common stock.

         Consummation of the Merger is subject to certain closing conditions, including, absence of governmental restraints, effectiveness with the Securities and Exchange Commission ("SEC") of a joint proxy statement/prospectus, stockholder approvals, and accuracy of representations. The Merger Agreement contains certain termination rights for both GlobalOptions and LocatePlus, and further provides that, upon termination of the Merger Agreement by LocatePlus under specified circumstances, LocatePlus must pay a termination fee to
GlobalOptions of $750,000, plus expenses.

         The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

         GlobalOptions expects to mail a joint proxy statement/prospectus about the transaction to its stockholders. This joint proxy statement/prospectus will be filed in preliminary form with the SEC by both GlobalOptions and LocatePlus.
Securities holders of both GlobalOptions and LocatePlus are advised to read the joint proxy statement/prospectus regarding the business combination transaction referred to in the material below, when it becomes available, because it will contain important information. Amendments will also be filed in response to material developments and SEC comments. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents when filed by the companies at the SEC web site at http://www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained from
GlobalOptions by directing such requests to the company.

PARTICIPATION IN SOLICITATION

         GlobalOptions and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning
GlobalOptions participants in the solicitation of proxies is set forth in its
Annual Reports on Form 10-KSB, previously filed with the SEC, and in the joint proxy statement/prospectus relating to the transaction when it becomes available.

ITEM 8.01.    OTHER EVENTS

         On September 20, 2006, GlobalOptions announced the Merger described above.

         A copy of the press release jointly issued by GlobalOptions and
LocatePlus on September 20, 2006, announcing the Merger, is attached hereto as
Exhibit 99.1 and is incorporated herein by this reference.

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ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (d) EXHIBITS.

         The exhibits listed in the following Exhibit Index are filed as part of this Report.

         Exhibit No.                     Description
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             2.1           Agreement and Plan of Merger, dated as of September
                           20, 2006, by and among GlobalOptions Group, Inc.,
                           LocatePlus Acquisition Corporation and LocatePlus
                           Holdings Corporation
            99.1           Press Release dated September 20, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 20, 2006               GLOBALOPTIONS GROUP, INC.

                                        By: /s/ Harvey W. Schiller
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                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer